Exhibit 10.2

THE WESTERN UNION COMPANY

2006 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

(As Amended and Restated Effective December 31, 2008)

1. Purpose. The purposes of the 2006 Non-Employee Director Equity Compensation Plan (the “Plan”) of The Western Union Company, a Delaware corporation (the “Company”), are (i) to align the interests of the Company’s stockholders and members of the Board of Directors of the Company (the “Board”) who are not employees of the Company or any of its subsidiaries or affiliates by increasing the proprietary interest of the Board members in the Company’s growth and success and (ii) to advance the interests of the Company by attracting, motivating and retaining highly qualified Board members.

2. Administration. The Plan shall be administered by the Compensation and Benefits Committee of the Board (the “Committee”). Subject to the terms, conditions and restrictions specified in Sections 5, 6 and 7, the Committee may grant any one or a combination of the following awards under this Plan to eligible persons: (i) non-qualified stock options (“NQOs”), (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards, (iv) unrestricted stock units, and (v) restricted stock units.

The Committee shall, subject to the terms of this Plan, select from among the eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.

The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding NQOs and SARs shall become exercisable in part or in full and (ii) all or a portion of the Restriction Period applicable to any restricted stock award or restricted stock unit award shall lapse.

The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish amend and revoke rules, regulations and procedures as it deems necessary or desirable for the administration of the Plan, adopt sub-plans applicable to specific subsidiaries, affiliates or locations as it deems necessary or desirable, and may impose, incidental to the grant of an award, conditions with respect to the award. Any rules, regulations or procedures established by the Committee with respect to elections made by eligible persons under this Plan to convert such persons’ annual cash retainer fees for services as a director of the Company to NQOs and/or unrestricted stock unit awards and to defer the settlement of unrestricted stock unit awards under this Plan shall require that such elections be made in such a time and manner so as to satisfy the requirements under Sections 409A(a)(2), (3) or (4) of the United States Internal Revenue Code of 1986, as amended (the “Code”), to the extent applicable, and in accordance with the terms of The Western Union Company Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”). The Committee may require, as a condition to the issuance, exercise, settlement or acceptance of an award under this Plan, that the award recipient agree to mandatory arbitration to settle any disputes relating to such award. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting. The Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

No member of the Board or the Committee, and no officer of the Company to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and such officers shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law.

3. Eligibility. Each member of the Board who is not an employee of the Company, any of its subsidiaries or any of its affiliates (“Non-Employee Director”) shall be eligible to receive awards under the Plan. As used herein, the term “subsidiary” means any corporation or other trade or business at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company. As used herein, the term “affiliate” means any person who owns, directly or indirectly, at least 10% of the outstanding voting stock of the Company.

4. Shares Available.

(a) Plan Share Limit. Subject to adjustment as provided in Section 9, 1,500,000 shares of common stock of the Company shall be available under this Plan (the “Plan Share Limit”).

(b) Deductions. Shares of common stock subject to NQOs and SARs shall apply against and reduce the Plan Share Limit as one share for every one share subject thereto. Shares of common stock subject to restricted stock awards, unrestricted stock unit awards, and restricted stock unit awards shall apply against and reduce the Plan Share Limit as one share for every one share subject thereto or payable pursuant thereto; provided, however, that if and during any period when more than 25% of the shares of common stock available under the Plan Share Limit are subject to restricted stock awards, unrestricted stock unit awards, and restricted stock unit awards, the remaining shares of common stock available under the Plan Share Limit shall be reduced by three shares for every one share awarded pursuant to restricted stock awards, unrestricted stock unit awards, and restricted stock unit awards in excess of 25% of the Plan Share Limit. Dividend equivalents paid in cash with respect to awards shall not apply against or reduce the Plan Share Limit.

(c) Increases. The Plan Share Limit, as reduced pursuant to Section 4(b), shall be increased (but not above the number of shares set forth in Section 4(a)) by shares of common stock subject to an outstanding award that are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award (other than by reason of the delivery or withholding of shares of common stock to pay all or a portion of the exercise price of an award, or to satisfy all or a portion of the tax withholding obligations relating to an award), or to the extent an award is satisfied in cash rather than shares of common stock. Increases in the Plan Share Limit pursuant to this Section 4(c) shall be made in a manner consistent with the Plan Share Limit deductions, as in effect at the time such increase occurs, under Section 4(b). No increases shall be made in the Plan Share Limit by reason of the exercise of SARs.

(d) Source of Shares. Shares of common stock shall be made available from authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof.

5. Nonqualified Stock Options. Each NQO granted under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of common stock subject to a NQO shall be determined by the Committee. The purchase price per share of common stock purchasable upon the exercise of a NQO shall not be less than 100% of the fair market value of a share of common stock on the date of grant of such NQO. As used in the Plan, “fair market value” means the closing price of a share of common stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the common stock is not listed on the New York Stock Exchange, the closing price of a share of common stock on the principal national stock exchange on which the common stock is traded on the date as of which such value is being determined; provided, however, that if there shall be no reported transactions for such date, fair market value shall be based on the appropriate closing price on the next preceding date for which transactions were reported; and provided further that if fair market value for any date cannot be so determined, fair market value shall be determined by the Committee by the reasonable application of a reasonable valuation method and in the good faith exercise of its discretion. Notwithstanding the preceding sentence, solely for purposes of determining an award holder’s tax payment obligations under Section 11(f), in lieu of the definition of fair market value in the preceding sentence, the Committee may determine that fair market value shall mean the average of the high and low transaction prices of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

(b) Option Period and Exercisability. The period during which a NQO may be exercised shall be determined by the Committee. The Committee shall determine whether a NQO shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable NQO, or portion thereof, may be exercised only with respect to whole shares of common stock.

(c) Method of Exercise. A NQO may be exercised (i) by giving written notice to the Company specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the

Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of common stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (D) by a combination of (A) and (B), in each case to the extent set forth in the agreement relating to the NQO and (ii) by executing such documents as the Company may reasonably request. Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate or other indicia of ownership representing common stock shall be delivered until the full purchase price therefor, and any withholding taxes thereon, as described in Section 11(f), has been paid (or arrangement made for such payment to the Company’s satisfaction).

(d) No Repricing. Subject to Section 9, the repricing or discounting of NQOs is expressly disallowed under this Plan.

6. Stock Appreciation Rights. Each SAR granted under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Award. SARs shall entitle the grantee, subject to such terms and conditions as may be determined by the Committee, to receive upon exercise, shares of common stock with an aggregate value equal to the excess of the fair market value of one share of common stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised. The base price of an SAR shall not be less than 100 percent of the fair market value of a share of common stock on the date such SAR is granted.

(b) Exercise Period and Exercisability. The period during which an SAR may be exercised shall be determined by the Committee. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised only with respect to a whole number of SARs.

(c) Method of Exercise. An SAR may be exercised (i) by giving written notice to the Company specifying the whole number SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

(d) Settlement In Shares. Upon exercise of an SAR, payment of the settlement amount shall be made to the holder in shares of common stock at 100 percent of the fair market value of a share of common stock on the date of exercise.

(e) No Repricing. Subject to Section 9, the repricing or discounting of SARs is expressly disallowed under this Plan.

7. Stock Awards. Stock awards granted under this Section 7 shall include (i) restricted stock, which shall consist of shares of common stock which are subject to a restriction period and may be subject to other terms and conditions, (ii) unrestricted stock unit awards, which shall be immediately vested upon grant and subject to additional restrictions that may be contained in the agreement relating thereto, and shall entitle the holder to receive one share of common stock or the fair market value thereof in cash for each unit awarded and (iii) restricted stock units, which shall, contingent upon the expiration of a specified restriction period and subject to additional restrictions that may be contained in the agreement relating thereto, entitle the holder to receive one share of common stock or the fair market value thereof in cash for each unit awarded. Each stock award shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

(a) Restriction Period. Restrictions shall be imposed for such period or periods as may be determined by the Committee; provided, however, that the Committee, in its discretion, may provide in the agreement circumstances under which the award shall become immediately transferable and nonforfeitable or under which the award shall be forfeited. During any restriction period designated by the Committee, the common stock subject to a restricted stock award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the agreement relating to such award, and the vesting conditions applicable to a restricted stock unit award shall remain in effect.

(b) Share Certificates/Indicia of Ownership. During any restriction period, a certificate or certificates, or other indicia of ownership, representing a restricted stock award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to Section 11(e), indicating that the ownership of the shares of common stock represented thereby is subject to the restrictions, terms and conditions of this Plan and the agreement relating to the restricted stock award. As determined by the Committee, all certificates or other indicia of ownership registered in the holder’s name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the restricted stock award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, or upon the grant of unrestricted stock, in each case subject to the Company’s right to require payment of any taxes in accordance with Section 11(f), a certificate or certificates evidencing ownership, or such other indicia of ownership as determined by the Committee, of the requisite number of shares of common stock shall be delivered to the holder of such award.

(c) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the agreement relating to a restricted stock award, and subject to the Committee’s right to cause such award to be cancelled pursuant to an adjustment pursuant to Section 9, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that unless the Committee determines otherwise, a distribution with respect to shares of common stock, including a regular cash dividend, shall be deposited with the Company and replaced with additional restricted stock awards with a fair market value equal to such distribution and otherwise subject to the same restrictions as the shares of common stock with respect to which such distribution was made.

(d) Rights and Provisions Applicable to Unrestricted Stock Unit Awards. The agreement relating to an unrestricted stock unit award shall specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of common stock subject to such award. Prior to the settlement of an unrestricted stock unit award, the holder thereof shall not have any rights as a stockholder of the Company with respect to the shares of common stock subject to such award, except to the extent that the Committee, in its sole discretion, may grant dividend equivalents on unrestricted stock unit awards which are settled in shares of common stock. No shares of common stock and no certificates or other indicia of ownership representing shares of common stock that are subject to an unrestricted stock unit award shall be issued upon the grant of an unrestricted stock unit award. Instead, shares of common stock subject to unrestricted stock unit awards and the certificates or other indicia of ownership representing such shares of common stock shall be distributed only at the time of settlement of such unrestricted stock unit awards in accordance with the terms and conditions of this Plan, the Deferred Compensation Plan, and the agreements relating to such unrestricted stock unit awards. The Committee may permit the deferral of any unrestricted stock unit award, subject to the rules and procedures as it may establish, in accordance with the requirements of Code Section 409A and the Deferred Compensation Plan, and which may include provisions for the payment or crediting of dividend equivalents, on a current or deferred basis, or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of common stock subject to such award.

(e) Rights and Provisions Applicable to Restricted Stock Unit Awards. The agreement relating to a restricted stock unit award shall specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of common stock subject to such award. Prior to the settlement of a restricted stock unit award, the holder thereof shall not have any rights as a stockholder of the Company with respect to the shares of common stock subject to such award, except to the extent that the Committee, in its sole discretion, may grant dividend equivalents on restricted stock unit awards which are settled in shares of common stock. No shares of common stock and no certificates or other indicia of ownership representing shares of common stock that are subject to a restricted stock unit award shall be issued upon the grant of a restricted stock unit award. Instead, shares of common stock subject to restricted stock unit awards and the certificates or other indicia of ownership representing such shares of common stock shall be distributed only at the time of settlement of such restricted stock unit awards in accordance with the terms and conditions of this Plan and the agreements relating to such restricted stock unit awards.

8. Election to Convert Annual Retainer into Nonqualified Stock Options and/or Unrestricted Stock Units. To the extent permitted by the Committee, each Non-Employee Director may from time to time elect, in accordance with the terms of the Deferred Compensation Plan, to receive in lieu of all the annual cash retainer fee for services as a director of the Company, or a part of such annual cash retainer fee as the Committee may determine in its sole discretion, a grant of NQOs and/or unrestricted stock units under this Plan; provided, however, that the Committee shall have the discretion to require a Non-Employee Director to receive in lieu of all or part of the Eligible Director’s annual retainer fee either a grant of both NQOs and unrestricted stock units under this Plan or, if the Non-Employee Director so elects, a grant solely of unrestricted stock units under this Plan.

9. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to any such transaction) available under this Plan, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to any such transaction) subject to each outstanding NQO and the purchase price per security, the terms of each outstanding NQO, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to any such transaction) subject to each outstanding SAR and the base price per SAR, the terms of each outstanding SAR, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to any such transaction) subject to each outstanding restricted stock award, unrestricted stock unit award, and restricted stock unit award, and the terms of each outstanding restricted stock award, unrestricted stock unit award, and restricted stock unit award, and the maximum number of shares with respect to which restricted stock awards, unrestricted stock unit awards, and restricted stock unit awards may be made under this Plan shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding NQOs and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the adjustment or first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, as the Committee may determine, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

10. Change in Control. As of the effective date of a Change in Control (a) each outstanding NQO and SAR granted under the Plan shall become fully vested and exercisable and (b) the Restriction Period applicable to each outstanding restricted stock and restricted stock unit award granted under the Plan shall lapse. For purposes hereof, “Change in Control” shall mean:

(a) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this definition; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 25% or more of the Outstanding Common Stock or 25% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(b) the cessation of individuals, who constitute the Board (the “Incumbent Board”) as of the date the Plan is adopted by the Board, to constitute at least a majority of such Incumbent Board; provided that any individual who becomes a director of the Company subsequent to the date the Plan is approved by the Board whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(c) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate

Transaction; and any Person who beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d) the consummation of a plan of complete liquidation or dissolution of the Company.

11. Miscellaneous Provisions.

(a) No Right of Participation or Service. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to be retained in the service of the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the service of any person at any time without liability hereunder.

(b) Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

(c) Code Section 409A. Notwithstanding any provision of the Plan, the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion shall determine the requirements of Section 409A of the Code applicable to the Plan and shall interpret the terms of the Plan consistently therewith. Under no circumstances, however, shall the Company or any affiliate or any of its or their employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code.

(d) Transferability of Non-Qualified Options. NQOs may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the holder thereof, except by will or the laws of descent and distribution; provided, however, that unless otherwise specified in the Agreement, as long as the holder continues service to the Company, such holder may transfer NQOs to a family member or family entity without consideration; provided, however, in the case of a transfer of NQOs to a limited liability company or a partnership which is a family entity, such transfer may be for consideration consisting solely of an entity interest in the limited liability company or partnership to which the transfer is made. Any transfer of NQOs shall be in a form acceptable to the Committee, shall be signed by the holder and shall be effective only upon written acknowledgement by the Committee of its receipt and acceptance of such notice. If a NQO is transferred to a family member or to a family entity, such NQO may not thereafter be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by such family member or family entity except by will or the laws of descent and distribution. As used herein, the term “family member” shall mean an award holder’s spouse, parent, child, stepchild, grandchild, sibling, mother or father-in-law, son or daughter-in-law, stepparent, grandparent, former spouse, niece, nephew or brother or sister-in-law, including adoptive relationships, or any person sharing the award holder’s household (other than a tenant or employee). The term “family entity” shall mean a trust in which one or more family members have more than fifty percent of the beneficial interest, a foundation in which the award holder and/or one or more family members control the management of assets and any other entity in which the award holder and/or one or more family members own more than fifty percent of the voting interests.

(e) Restrictions on Shares. Each award hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting, exercise or settlement of such award or the delivery of shares thereunder, such award shall not vest, be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. In addition, the Committee may condition the grant of an award on compliance with certain listing, registration or other qualifications applicable to the award under any law or any obligation to obtain the consent or approval of a governmental body. The Company may require that certificates or other indicia of ownership evidencing shares of common stock delivered pursuant to any award hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(f) Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock, payment by the holder of an award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an award hereunder.

(g) Agreement and Interpretation. The Company may condition an award holder’s right (i) to exercise, vest in or settle an award and (ii) to receive delivery of shares upon the execution and delivery to the Company of a written agreement evidencing such award and the completion of other requirements. By accepting any award or other benefit under the Plan, each Non-Employee Director and each person claiming under or through a Non-Employee Director shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee. The masculine pronoun means the feminine and the singular means the plural in the Plan, wherever appropriate.

(h) Designation of Beneficiary. If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death. To the extent an outstanding NQO or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such NQO or SAR to the extent permitted under local law.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding NQO or SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

(i) Governing Law. The Plan, each award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

12. Amendment and Termination. The Board or the Committee may amend or terminate this Plan, and except as provided in Sections 5(d) and 6(e), the Committee may amend outstanding awards under this Plan in any manner as it shall deem advisable in its sole discretion, subject to any requirement of stockholder approval required by applicable law, rule or regulation; provided, however, that no amendment of the Plan or an outstanding award shall be made without stockholder approval if such amendment would increase the maximum number of shares of common stock available under this Plan (subject to Section 9). No amendment of the Plan or an outstanding award may impair the rights of a holder (the determination of which shall be made by the Committee in its sole discretion) of an outstanding award without the consent of such holder. Notwithstanding the foregoing, the Plan may be amended at any time, without the consent of any holder, as necessary or desirable to comply with the requirements, or avoid the application, of Section 409A of the Code.

13. Stockholder Approval and Effective Date. This Plan was adopted as of September 28, 2006, the date on which the Plan was approved by First Data Corporation in its capacity as sole shareholder of the Company. The Plan is now being amended and restated effective December 31, 2008. This Plan shall terminate on September 28, 2016, or if earlier, when shares of common stock are no longer available for the grant, exercise or settlement of awards, or the Plan is terminated by the Board or Committee. Termination of the Plan shall not affect the terms or conditions of any award granted prior to termination.

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